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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 15, 2003
                                                         ---------------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-25478                  63-1133624
         --------                   ------------               ----------
(State or other jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)            Identification No.)

             102 South Court Street, Florence, Alabama    35630
          ----------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)     Not applicable.
         (b)     Not applicable.
         (c)     The following Exhibit is included with this Report:

                 Exhibit No.               Description
                 -----------               -----------
                    99.1                   Press Release, dated August 15, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

         On August 15, 2003, First Southern Bancshares, Inc. announced its financial results for the quarter ended June 30, 2003 and announced a restatement of financial results for the quarter ended March 31, 2003.

         The press release announcing the financial results for the quarter ended June 30, 2003 and announcing the restatement of financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST SOUTHERN BANCSHARES, INC.



Dated:  August 18, 2003              By:  /s/ B. Jack Johnson
        -----------------------           ------------------------------
                                          B. Jack Johnson
                                          President and Chief Executive Officer